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                                                            Exhibit 24.1
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                CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS
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We consent to the incorporation by reference in the Registration Statement (Form
S-8) pertaining to the Micropolis Corporation Employee Stock Purchase Plan of our report dated January 28, 1994, with respect to the consolidated financial statements and schedules of Micropolis Corporation included and incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1993, filed with the Securities and Exchange Commission.


                                                 ERNST & YOUNG

Los Angeles, California
April 27, 1994

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